UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.

(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)–(Zip code)

Thomas G. Plumb, President
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Charles M. Weber, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 831-1300

Date of fiscal year end: November 30, 2003

Date of reporting period: May 31, 2003

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

2

Semi-Annual Report
May 31, 2003

Thompson Plumb Growth Fund

Thompson Plumb Select Fund

Thompson Plumb Blue Chip Fund

Thompson Plumb Balanced Fund

Thompson Plumb Bond Fund

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
Telephone: (800) 999-0887
www.thompsonplumb.com

May 31, 2003

SEMI-ANNUAL REPORT TO SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to present your Thompson Plumb Funds’ Semi-Annual Report for the period ending May 31, 2003. Please take a moment to review the investment commentaries, as they will provide you with invaluable insight into each portfolio manager’s decision-making process and their expectations for the market going forward.

During the past six months, the market environment was marked by a high level of volatility and investor uncertainty about the impact of the war with Iraq. Concerns over rising oil prices, high unemployment, lackluster corporate earnings and international terror kept investors out of the equities market through mid-March. With the resolution of the conflict in Iraq, we saw the equities market rally in April and May and investors putting their faith back into the stock market.

We have passed some important landmarks during the past six months at Thompson Plumb Funds. Clint Oppermann reached his first anniversary managing the Select Fund. Dave Duchow and Tim O’Brien, co-managers of the Blue Chip Fund, have completed two full quarters of managing the Fund.

As always, we are delighted that you have chosen Thompson Plumb Funds to help you reach your investment goals. We remain committed to providing you with the best possible service and staying true to our investment philosophy.

Thank you for your continued support and confidence.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing. Mutual fund investing involves risk. Principal loss is possible.

Quasar Distributors, LLC, Distributor. 07/03

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

REPORT TO SHAREHOLDERS
GROWTH FUND INVESTMENT REVIEW
SELECT FUND INVESTMENT REVIEW
BLUE CHIP FUND INVESTMENT REVIEW
BALANCED FUND INVESTMENT REVIEW
BOND FUND INVESTMENT REVIEW
STATEMENTS OF ASSETS AND LIABILITIES
SCHEDULES OF INVESTMENTS
STATEMENTS OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
FINANCIAL HIGHLIGHTS
Certification Required by Section 302
Certification Required by Section 906

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2003

CONTENTS

Page(s)
REPORT TO SHAREHOLDERS	1
INVESTMENT REVIEWS
Growth Fund	4-5
Select Fund	6-7
Blue Chip Fund	8-9
Balanced Fund	10-11
Bond Fund	12-13
FINANCIAL STATEMENTS
Statements of assets and liabilities	14
Schedules of investments	15-21
Statements of operations	22
Statements of changes in net assets	23
Notes to financial statements	24-27
Financial highlights	28-32

This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds’ objectives and policies, management, expenses, and other information.

GROWTH FUND INVESTMENT REVIEW
May 31, 2003

Performance

Along with the overall stock market, the Growth Fund experienced significant volatility in the first six months of its fiscal year. The stock market, after rebounding in the fall of last year, reacted negatively to the tensions in Iraq and the build-up to the war. Losses were significant in December, February and March, with a strong recovery in April and May that allowed the Fund to regain its positive result of 2.82% for the six-month period ending May 31, 2003. The S&P 500 Index increased 3.87% over the identical time frame.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
As of 05-31-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-9.81%	6.97%	8.53%	14.91%
Standard & Poor’s 500 Index	-8.06%	-10.85%	-1.08%	9.94%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

Weak performances from some of our media holdings and a few industrials, and the fact that we held fewer technology stocks than are included in market indices, adversely affected the Fund’s performance and contributed to the approximate 1% lag relative to the S&P 500. On the positive side, we had a few holdings that performed very well for the period ending May 31, 2003: Cendant (2.33%), Sybron Dental (1.31%), GE (3.44%), Hartford Insurance (1.11%), and The Gap (2.12%). We believe that our current overweighting of pharmaceuticals, media and mortgage finance stocks, and our underweighting of semiconductors and telecommunications providers should allow the Fund to benefit. The semiconductor sector is valued at many times its normal level, based upon price-to-earnings or price-to-revenue measures. If, as we expect, the market for chips does not rebound significantly over the next few quarters, large losses are likely. Further, with the telecommunications sector, a recent ruling by the FCC to continue to artificially foster competition in the local phone arena will surely hurt the ability of the “Baby Bells” to grow and prosper over the foreseeable future. Also, with competitors like MCI Worldcom and Global Crossing that are in the process of restructuring their debt under Chapter 11 instead of liquidating their assets, competition is sure to get tougher.

Please refer to the Schedules of Investments on page 15 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Current Strategy & Outlook

We expect that the economy will begin to improve once the stimulus that the Federal Reserve has introduced takes hold. Even though we are close to the limits of traditional monetary easing (1.00% Fed Funds rate), there are many tools that the Fed could and likely will employ to prevent a deflationary environment. For example, members of the Fed have indicated that they would buy longer term Treasury securities, which will directly increase the money supply, if deflation appears to be a possibility. Also, the tax law changes will act to increase current economic activity, with the possible effect of “pulling” future economic activity into the current period. This is similar to an individual borrowing to buy today – eventually the debt needs to be paid off but it helps add to one’s current standard of living. With the examples of Japan and Germany as guides, it appears difficult to add to long-term economic health by increasing a nation’s debt load.

We believe that the Growth Fund is positioned to take advantage of a few mispriced sectors, both by overweighting undervalued stocks and having little exposure in what we believe to be areas with little market upside. We appreciate your investment and confidence in our management.

SELECT FUND INVESTMENT REVIEW

May 31, 2003

Performance

The Select Fund returned 6.35% for the semi-annual period ending May 31, 2003. In comparison, the S&P 500 Index returned 3.87% for the same time period. Since inception (December 3, 2001), the Select Fund and S&P 500 have returned -5.88% and -13.28%, respectively.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
As of 05-31-03

	1 Year	Since Inception
Thompson Plumb Select Fund	-6.72%	-3.98%
Standard & Poor’s 500 Index	-8.06%	-9.12%

Fund Inception: December 3, 2001

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

Contrary to our expectations or intuition, the Select Fund continues to be a “high beta” portfolio. This is a highbrow way of saying that the Fund goes up and down more than the market itself. For example, from December 31, 2002 to the latest market bottom on March 11, 2003, the S&P 500 fell 8.65%. Your portfolio fell substantially more at 18.17%. Taking a quick look at the top 5 investments in the Fund over the same time period illustrates this phenomenon. They fell an average of 27%. Luckily we were able to take advantage of this volatility by increasing the weights of these companies in your portfolio. Since March 11, 2003, the S&P 500 has risen 20.79%. Over the same time period, the top 5 investments increased an average of 52%. The Select Fund over this time period was up 37.50%. This is what people mean by “high beta”.

We do our best to diversify across a variety of companies in a variety of industries to take some of the bumpiness out of the portfolio. That is why we are somewhat surprised to see similar outsized movements from the stocks of Electronic Data Systems (10.35%), the 2nd largest information technology services company, McDonald’s (7.95%), the largest fast food company, Reuters (7.84%), the 2nd largest provider of financial data, and Interpublic Group (7.53%), the 2nd largest group of advertising agencies. Our guess is that in the future the Select Fund’s “beta” will be more market like and that the recent roller coaster ride versus the index will prove to be anomalous.

Please refer to the schedule of investments on page 16 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Current Strategy and Outlook

Our strategy and outlook remain unchanged from the last time we wrote. We continue to invest in a limited number of average or higher quality understandable businesses when their stock prices are at substantial discounts to our estimates of intrinsic value. The discounts we typically demand are 40% for what we deem are superior businesses and 50% for what we deem are more average businesses.

We are not enthusiastic about prospective returns for the stock market in aggregate. Some simple math in the following example illustrates why: Peak-to-peak or trough-to-trough, earnings growth is similar to growth in the overall economy, say 6%. The current dividend yield for the S&P 500 Index is 1.7% and stocks are currently trading at 17.2 times and 18.5 times 2000 (prior peak) and 2003 operating earnings, respectively. The long-term average price/earnings multiple is about 15 times. Interest rates are extremely low and this does provide some valuation support above the long-term average. However, allowing for higher price/earnings ratios today because interest rates are low today necessarily implies lower prospective returns. This conclusion is unavoidable. Stocks in aggregate are a tad rich and only offer something like a 6-8% prospective return for the very long-term holder. These expected returns may compare favorably with today’s ultra-low money market and bond yields but investors expecting annual returns of 10% or greater from stocks will likely be disappointed.

However, we estimate that the businesses in your portfolio are currently trading at about 70% of intrinsic value (on a position-size weighted basis), whereas the S&P 500 is trading at about 105% to 110% of intrinsic value. Because of the attractive absolute discount to value of the Select Fund and the stark relative valuation between the Fund and the Index, we continue to be very excited about return prospects.

BLUE CHIP FUND INVESTMENT REVIEW

May 31, 2003

Performance

The Blue Chip Fund returned 3.81% for the semi-annual period ending May 31, 2003. In comparison, the S&P 500 Index returned 3.87% for the same time period.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Total Returns
As of 05-31-03

Since Inception
Thompson Plumb Blue Chip Fund	7.96%
Standard & Poor’s 500 Index	7.36%

Fund Inception: August 1, 2002

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard& Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The performance of the Blue Chip Fund over the past six months has had its ups and downs. The first four months saw a declining stock market, driven by concern over higher oil prices, war with Iraq and weak corporate profits. However, the past two months have been a different story, with the Blue Chip Fund performing well (21.03%) in a strongly advancing stock market.

The market environment during the past six months was marked by a high level of volatility and investor uncertainty about the impact of the war with Iraq. Also, rising oil prices, a weak job market, and concerns about terrorism kept investors out of the stock market through the middle of March when the Standard& Poor’s 500 Index closed below 800. After the end of the war, the stock market has rallied strongly as investors anticipated an economic recovery.

Current Strategy & Outlook

The economy is continuing to rebound after the hype caused by the over-investment in technology during the late 1990’s. Corporations are using their cash flow to pay down debt and improve their balance sheets. Companies have slashed capital spending to bring capacity more in line with end demand and have focused more on streamlining operations rather than mergers and acquisitions. Consumers are increasing their savings, refinancing mortgages at 40-year-low interest rates and anticipating a tax cut from the federal government. In addition, the economy is receiving strong stimulus from low short- and long-term interest rates, federal budget deficits and the falling dollar. We expect the economy to show gradual improvement during the second half of this year and in 2004.

The stock market has rallied strongly from the lows in March of this year. The valuation of the broad stock market has moved from undervalued to fairly-valued and some individual issues may be over-valued. That said, we are still finding high-quality companies that are trading at discounts to our estimate of intrinsic value.

We think our approach of buying high-quality companies at 30-50% discounts to our estimate of intrinsic value has the opportunity to provide attractive risk-adjusted returns over the long term.

BALANCED FUND INVESTMENT REVIEW

May 31, 2003

Performance

The Balanced Fund produced a total return of 4.36% for the semi-annual period ending May 31, 2003. In comparison, the total return of the Lipper Balanced Fund Average was 3.78%, the S&P 500 Index was 3.87% and the Lehman Brothers Intermediate Government/Credit Index was 6.62% for the same period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
As of 05-31-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Balanced Fund	-3.97%	3.88%	7.09%	11.49%
Lehman Brothers Intermediate Gov’t/Credit Index	11.87%	10.67%	7.80%	7.05%
Standard & Poor’s 500 Index	-8.06%	-10.85%	-1.08%	9.94%
Lipper Balanced Fund Average	-3.46%	-2.76%	1.18%	7.30%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Lipper Balanced Fund Average is the load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc.

Factors Affecting Performance

The performance of the Balanced Fund over the last six months is a tale of two markets. The first four months were a tale of a declining stock market with the Balanced Fund underperforming in this stormy environment. However, the last two months was a different sort of tale with the Balanced Fund outperforming as it benefited from a strong up stock market. At the end of the day (that day being May 31, 2003), the Balanced Fund was in positive territory, up 4.36% for the last six months.

The market environment during this time frame has been marked with strong volatility and investor uncertainty surrounding the concerns over war in Iraq. Rising oil prices, weak domestic employment and international terror issues kept investors out of the equities market through the middle of March when the S&P 500 closed under 800. Most corporations were improving their balance sheets, and corporate earnings in the first quarter of 2003 came in higher than the market anticipated.

The improvement in corporate profitability and the resolution of the Iraq conflict sent the stock market into a rally over the past two months. In addition, the improved corporate environment has caused the spread between corporate bonds and U.S. Treasuries to narrow, helping the bond portion of the Balanced Fund to outperform. During the last six months the Balanced Fund was over-weighted in the healthcare and industrial sectors which initially hurt the Fund’s overall performance. However, during April and May, those sectors have helped lead the Balanced Fund’s recovery.

Please refer to page 18 for more information regarding sector allocations. Sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current Strategy & Outlook

The economy is continuing to heal after the dislocations caused by the over-investment in technology during the “bubble” years. Corporations are using their cash flow to pay down debt and improve their balance sheets. Companies have slashed capital spending to bring capacity more in line with end demand and have focused more on streamlining operations rather than mergers and acquisitions. Consumers are increasing their savings, refinancing mortgages at 40-year-low interest rates and anticipating a tax cut from the federal government. In addition, the economy is receiving strong stimulus from low short- and long-term interest rates, federal budget deficits and the falling dollar. We expect the economy to show gradual improvement during the second half of this year and in 2004.

The stock market has rallied strongly from the lows in March of this year. The valuation of the broad stock market has moved from undervalued to fairly-valued and some individual issues may be over-valued. That said, we are still finding high-quality companies that are trading at discounts to our estimate of intrinsic value. We find the major pharmaceuticals to be attractive at current valuation levels. These pharmaceutical companies have strong pipelines of new drugs coming out over the next several years, which should improve revenue and earnings growth.

The bond market has also rallied strongly with interest rates falling to 40-year lows. While this is a boon for consumers who are refinancing mortgages, it presents challenges for us to invest in fixed-income securities at low interest rates. We believe the next major move in interest rates will be higher as the economy begins to show some signs of strength. We have shortened the average maturity to three years in anticipation of being able to purchase some bonds with higher coupons in the future. We also hold mostly investment-grade debt and preferred stocks of corporations, rather than U.S. government debt. These corporate securities are positioned to benefit from an improving economy.

Overall, we continue to feel our balanced approach to investing will serve our shareholders well in the current volatile market environment. A portfolio of quality securities, which is both diversified and balanced, often provides a good risk-to-reward return.

BOND FUND INVESTMENT REVIEW

May 31, 2003

Performance

The Bond Fund produced a total return of 9.10% for the semi-annual period ending May 31, 2003. In comparison, the Lehman Brothers Intermediate Government/Credit Index returned 6.62% over the same period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

		Average Annual Total Returns
	As of 05-31-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	7.97%	9.24%	6.05%	5.67%
Lehman Brothers Intermediate Gov’t/Credit Index	11.87%	10.67%	7.80%	7.05%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Factors Affecting Performance

We believe the Bond Fund performed well over the past six months. This was a result of a recovery in the market value of the corporate bond holdings which were depressed as a result of fears that the weak economy might push more companies into defaulting on their principal and interest payments. Instead, the economy showed signs of improvements and corporate bond yield spreads narrowed significantly. The Fund was also a beneficiary of the improvement in two cable TV bond issues. The cable industry has strong revenue growth in its broadband internet access product. The gains on these issues are recoveries of losses incurred during the prior fiscal year.

Current Strategy & Outlook

We think the economy will continue to recover at a slower than normal pace for an economic recovery period. The auto and housing markets have been strong up until recently and could be in a decline over the next two years. Corporations and consumers are still carrying large debt levels. We think the lack of robust recovery may permit interest rates to stay low for a few more years. We also think the potential for our best returns may come from maintaining our short-term bond holdings in order to avoid subjecting the Fund to significant principal losses should interest rates begin to rise later this year.

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited) (In thousands, except per share amounts)

	GROWTH	SELECT	BLUE CHIP	BALANCED	BOND
	FUND	FUND	FUND	FUND	FUND

ASSETS
Investments, at market value (Cost $603,704, $14,228, $7,931, $139,892 and $36,002 respectively)
Common stocks	$584,394	$13,611	$8,489	$105,031	—
Preferred stocks	—	—	—	6,840	$659
Bonds	—	—	—	37,661	36,753
Short-term investments	2,131	1,794	435	4,373	240

Total Investments	586,525	15,405	8,924	153,905	37,652
Due from sale of securities	—	—	—	—	1,083
Receivable from fund shares sold	1,643	—	10	106	—
Receivable from investment advisor	—	4	2	—	8
Dividends and interest receivable	478	21	13	714	641
Prepaid expenses	87	8	6	28	11

Total Assets	588,733	15,438	8,955	154,753	39,395

LIABILITIES
Due on purchase of securities	3,559	—	—	157	968
Payable for fund shares redeemed	151	807	—	11	—
Accrued expenses payable	157	12	12	44	19
Due to investment advisor	449	15	10	115	25

Total Liabilities	4,316	834	22	327	1,012

NET ASSETS	$584,417	$14,604	$8,933	$154,426	$38,383

Net Assets consist of:
Capital stock ($.001 par value)	$637,894	$17,237	$8,138	$147,930	$37,165
Undistributed net investment income	736	79	29	1,427	542
Accumulated net realized loss on investments	(37,033)	(3,889)	(227)	(8,944)	(974)
Net unrealized appreciation (depreciation) on investments	(17,180)	1,177	993	14,013	1,650

Net Assets	$584,417	$14,604	$8,933	$154,426	$38,383

Shares of capital stock outstanding (Unlimited shares authorized)	15,169	1,562	830	9,185	3,586
Offering and redemption price/Net asset value per share	$38.53	$9.35	$10.76	$16.81	$10.70

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS
May 31, 2003 (Unaudited)

		Market
	Shares	Value

GROWTH FUND
COMMON STOCKS - 100.0%
Consumer Discretionary - 19.5%
AOL Time Warner (a)	1,716,400	$26,123,608
Blyth	249,000	6,877,380
Circuit City	667,600	4,800,044
Clear Channel (a)	358,200	14,578,740
Gap	730,000	12,410,000
Interpublic Group (a)	205,200	2,821,500
Liberty Media - Class A (a)	580,000	6,786,000
McDonald’s	353,200	6,615,436
McGraw-Hill	100,000	6,321,000
Office Depot (a)	500,000	6,700,000
Reuters Group PLC	430,000	7,692,700
Toys “R” Us (a)	248,400	2,891,376
Wendy’s	320,000	9,635,200

		114,252,984

Consumer Staples - 8.0%
Coca-Cola	625,000	28,481,250
CVS	360,000	9,396,000
Kimberly-Clark	114,400	5,940,792
PepsiCo	60,000	2,652,000

		46,470,042

Energy - 2.2%
ChevronTexaco	182,000	12,911,080

Financials - 18.8%
Berkshire Hathaway - Class B (a)	2,687	6,378,938
Cincinnati Financial	710,000	26,333,900
CIT Group	640,000	15,353,600
Fannie Mae	362,200	26,802,800
Freddie Mac	184,000	11,005,040
Hartford Financial	139,300	6,496,952
Instinet Group (a)	360,000	1,422,000
J.P. Morgan Chase	240,000	7,886,400
Prudential Financial	191,000	6,402,320
State Street	40,000	1,532,400

		109,614,350

Health Care - 23.6%
Apogent Technologies (a)	478,000	9,120,240
Baxter	220,000	5,574,800
Bristol-Myers Squibb	893,100	22,863,360
ChromaVision Medical (a)	1,317,600	2,002,752
Guidant (a)	140,000	5,919,200
IMS Health	466,700	8,325,928
McKesson	300,000	9,096,000
Merck & Co.	343,300	19,080,614
Pfizer	1,140,000	35,362,800
Schein, Henry (a)	95,500	4,694,780
Schering-Plough	235,000	4,335,750
Sybron Dental Specialties (a)	353,200	7,664,440
Wyeth	94,000	4,121,900

		138,162,564

	Shares or
	Principal	Market
	Amount	Value

Industrials - 16.4%
Automatic Data Processing	179,100	$6,250,590
BISYS Group (a)	95,500	1,719,000
Cendant (a)	810,000	13,608,000
Concord EFS (a)	1,583,500	23,942,520
GATX	85,600	1,454,344
General Electric	700,000	20,090,000
Sabre Holdings	114,400	2,829,112
Steelcase - Class A	100,000	1,036,000
Tyco	1,401,500	24,806,550

		95,736,116

Information Technology - 11.5%
Electronic Data Systems	520,000	10,478,000
Gateway (a)	609,900	2,037,066
Hewlett-Packard	705,500	13,757,250
Microsoft	1,350,000	33,223,500
Unisys (a)	686,500	7,750,585

		67,246,401

TOTAL COMMON STOCKS (COST $601,572,792)		584,393,537

SHORT-TERM INVESTMENTS - 0.4%
Commercial Paper - 0.3%
American Express 1.100% Due 06/02/03	1,692,000	1,692,000

Total Commercial Paper		1,692,000

Variable Rate Demand Notes - 0.1%
American Family Financial	178,622	178,622
Wisc. Central Credit Union	260,698	260,698

Total Variable Rate Demand Notes		439,320

TOTAL SHORT-TERM INVESTMENTS (COST $2,131,320)		2,131,320

TOTAL INVESTMENTS - 100.4% (COST $603,704,112)		586,524,857

NET OTHER ASSETS AND LIABILITIES - (0.4%)		(2,107,986)

NET ASSETS - 100.0%		$584,416,871

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

		Market
	Shares	Value

SELECT FUND
COMMON STOCKS - 93.2%
Consumer Discretionary - 32.5%
AOL Time Warner (a)	46,000	$700,120
Interpublic Group (a)	80,000	1,100,000
Liberty Media - Class A (a)	55,000	643,500
McDonald’s	62,000	1,161,260
Reuters Group PLC	64,000	1,144,960

		4,749,840

Consumer Staples - 3.7%
CVS	10,000	261,000
Kroger (a)	17,000	272,850

		533,850

Financials - 8.5%
J.P. Morgan Chase	13,000	427,180
Trizec Properties	75,000	819,750

		1,246,930

Health Care - 22.0%
Abbott Laboratories	7,000	311,850
Bristol-Myers Squibb	23,500	601,600
IMS Health	35,000	624,400
Merck & Co.	9,000	500,220
Pfizer	10,000	310,200
Schering-Plough	18,000	332,100
Wyeth	12,000	526,200

		3,206,570

Industrials - 10.0%
Concord EFS (a)	13,500	204,120
Honeywell	16,000	419,200
Tyco	47,000	831,900

		1,455,220

Information Technology - 10.3%
Electronic Data Systems	75,000	1,511,250

Telecommunication Services - 6.2%
Qwest Communications (a)	100,000	449,000
SBC Communications	18,000	458,280

		907,280

TOTAL COMMON STOCKS
(COST $12,433,568)		13,610,940

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 12.3%
Commercial Paper - 9.9%
American Express
1.100% Due 06/02/03	1,446,000	$1,446,000

Total Commercial Paper		1,446,000

Variable Rate Demand Notes - 2.4%
American Family Financial	133,626	133,626
Wisc. Central Credit Union	214,543	214,543

Total Variable Rate Demand Notes		348,169

TOTAL SHORT-TERM INVESTMENTS
(COST $1,794,169)		1,794,169

TOTAL INVESTMENTS - 105.5%
(COST $14,227,737)		15,405,109

NET OTHER ASSETS AND LIABILITIES - (5.5%)		(800,671)

NET ASSETS - 100.0%		$14,604,438

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

		Market
	Shares	Value

BLUE CHIP FUND
COMMON STOCKS - 95.0%
Consumer Discretionary - 20.4%
AOL Time Warner (a)	16,000	$243,520
Clear Channel (a)	2,250	91,575
Gap	9,000	153,000
Interpublic Group (a)	32,000	440,000
Liberty Media - Class A (a)	16,000	187,200
McDonald’s	18,000	337,140
Reuters Group PLC	15,000	268,350
Viacom - Class B (a)	2,200	100,144

		1,820,929

Consumer Staples - 6.9%
Coca-Cola	5,500	250,635
CVS	6,000	156,600
Kroger (a)	7,000	112,350
Lauder, Estee - Class A	3,000	99,960

		619,545

Energy - 3.1%
ChevronTexaco	2,400	170,256
Exxon Mobil	3,000	109,200

		279,456

Financials - 18.9%
Alliance Capital Management	4,000	140,000
Cincinnati Financial	5,000	185,450
CIT Group	12,000	287,880
Citigroup	6,000	246,120
Fannie Mae	3,300	244,200
FleetBoston Financial	7,000	206,990
J.P. Morgan Chase	8,000	262,880
Prudential Financial	3,500	117,320

		1,690,840

Health Care - 19.8%
Abbott Laboratories	4,000	178,200
Baxter	5,000	126,700
Bristol-Myers Squibb	11,000	281,600
Guidant (a)	4,000	169,120
IMS Health	11,000	196,240
McKesson	5,000	151,600
Merck & Co.	2,500	138,950
Pfizer	10,000	310,200
Wyeth	5,000	219,250

		1,771,860

Industrials - 10.1%
Cendant (a)	15,000	252,000
General Electric	8,500	243,950
Honeywell	5,000	131,000
Sabre Holdings	11,000	272,030

		898,980

	Shares or
	Principal	Market
	Amount	Value

Information Technology - 12.8%
Computer Sciences (a)	4,000	$158,800
Electronic Data Systems	26,000	523,900
Hewlett-Packard	4,600	89,700
Microsoft	15,000	369,150

		1,141,550

Telecommunication Services - 3.0%
SBC Communications	6,000	152,760
Verizon Communications	3,000	113,550

		266,310

TOTAL COMMON STOCKS (COST $7,495,795)		8,489,470

SHORT-TERM INVESTMENTS - 4.9%
Variable Rate Demand Notes - 4.9%
American Family Financial	121,440	121,440
Wisc. Central Credit Union	313,931	313,931

Total Variable Rate Demand Notes		435,371

TOTAL SHORT-TERM INVESTMENTS (COST $435,371)		435,371

TOTAL INVESTMENTS - 99.9% (COST $7,931,166)		8,924,841

NET OTHER ASSETS AND LIABILITIES - 0.1%		8,340

NET ASSETS - 100.0%		$8,933,181

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

		Market
	Shares	Value

BALANCED FUND
COMMON STOCKS - 68.0%
Consumer Discretionary - 7.8%
AOL Time Warner (a)	150,000	$2,283,000
Barnes & Noble (a)	70,000	1,666,000
Blyth	35,000	966,700
Interpublic Group (a)	225,000	3,093,750
Liberty Media - Class A (a)	208,000	2,433,600
Reuters Group PLC	50,000	894,500
Sherwin-Williams	25,000	684,500

		12,022,050

Consumer Staples - 4.4%
Coca-Cola	65,000	2,962,050
CVS	96,000	2,505,600
Kimberly-Clark	25,000	1,298,250

		6,765,900

Energy - 2.8%
ChevronTexaco	25,000	1,773,500
Exxon Mobil	69,000	2,511,600

		4,285,100

Financials - 13.7%
Bank of America	31,000	2,300,200
Berkshire Hathaway - Class A (a)	10	710,000
Cincinnati Financial	63,000	2,336,670
CIT Group	100,000	2,399,000
Citigroup	50,000	2,051,000
Fannie Mae	50,000	3,700,000
FleetBoston Financial	90,000	2,661,300
J.P. Morgan Chase	150,000	4,929,000

		21,087,170

Health Care - 15.9%
AmerisourceBergen	50,000	3,134,500
Baxter	30,000	760,200
Bristol-Myers Squibb	121,000	3,097,600
Guidant (a)	25,000	1,057,000
IMS Health	130,000	2,319,200
McKesson	125,000	3,790,000
Merck & Co.	30,000	1,667,400
Pfizer	100,000	3,102,000
Schein, Henry (a)	20,000	983,200
Sybron Dental Specialties (a)	70,000	1,519,000
Wyeth	70,000	3,069,500

		24,499,600

Industrials - 11.6%
BISYS Group (a)	60,000	1,080,000
Cendant (a)	150,000	2,520,000
Concord EFS (a)	180,000	2,721,600
Fiserv (a)	40,000	1,324,800
General Electric	140,000	4,018,000
Honeywell	50,000	1,310,000
Rayovac (a)	30,000	377,700

	Shares or
	Principal	Market
	Amount	Value

Sabre Holdings	80,000	$1,978,400
Tyco	150,000	2,655,000

		17,985,500

Information Technology - 9.9%
Acxiom (a)	50,000	749,500
Cisco Systems (a)	120,000	1,969,200
Electronic Data Systems	125,000	2,518,750
Hewlett-Packard	100,000	1,950,000
Microchip Technology	95,000	2,196,400
Microsoft	135,000	3,322,350
Network Associates (a)	80,000	971,200
QUALCOMM	15,000	503,250
Unisys (a)	100,000	1,129,000

		15,309,650

Materials - 0.3%
FiberMark (a)	100,000	530,000

Telecommunication Services - 1.6%
SBC Communications	100,000	2,546,000

TOTAL COMMON STOCKS (COST $94,211,962)		105,030,970

PREFERRED STOCKS - 4.4%
Consumer Discretionary - 2.2%
CorTS Trust II for Ford 8.000% Due 07/16/31	10,000	250,600
General Motors 7.375% Due 10/01/51	124,000	3,149,600

		3,400,200

Financials - 2.2%
BNY Capital V 5.950% Due 05/01/33	10,000	254,200
Citigroup Capital VII 7.125% Due 07/31/31	108,000	2,928,960
Citigroup Capital IX 6.000% Due 02/14/33	10,000	256,900

		3,440,060

TOTAL PREFERRED STOCKS (COST $6,596,377)		6,840,260

BONDS - 24.4%
Corporate Bonds - 24.4%
Alliant Energy 7.375% Due 11/09/09	1,500,000	1,724,118
American Home Products 7.900% Due 02/15/05	2,000,000	2,204,310
BankAmerica 7.125% Due 03/01/09	2,000,000	2,402,300
Boeing 5.650% Due 05/15/06	1,500,000	1,621,857

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

	Principal	Market
	Amount	Value

BONDS - 24.4% (Continued)
CIT Group 5.625% Due 10/15/03	1,500,000	$1,521,022
CIT Group 7.125% Due 10/15/04	1,000,000	1,066,060
Citicorp 6.375% Due 11/15/08	1,000,000	1,156,444
Disney, Walt 7.300% Due 02/08/05	1,000,000	1,088,273
du Pont E. I. de Nemours 6.750% Due 10/15/04	1,500,000	1,605,927
Electronic Data Systems 6.850% Due 10/15/04	3,000,000	3,120,000
First Union 6.400% Due 04/01/08	500,000	574,104
Ford Motor 6.875% Due 02/01/06	1,000,000	1,051,476
Ford Motor 8.875% Due 04/01/06	1,015,000	1,108,692
Ford Motor 7.250% Due 10/01/08	500,000	524,233
General American Transportation 8.625% Due 12/01/04	1,500,000	1,506,499
General Electric 8.750% Due 05/21/07	740,000	909,578
Goldman Sachs 7.350% Due 10/01/09	1,000,000	1,219,204
Johnson Controls 6.300% Due 02/01/08	2,000,000	2,245,070
Lion Connecticut 6.375% Due 08/15/03	1,000,000	1,009,965
Loews 6.750% Due 12/15/06	2,000,000	2,195,832
NationsBank 6.375% Due 05/15/05	1,074,000	1,172,371
Qwest 13.000% Due 12/15/07	825,000	911,625
SBC Communications 5.750% Due 05/02/06	750,000	828,577
Tenet Healthcare 5.375% Due 11/15/06	1,500,000	1,485,000
Tyco 6.250% Due 06/15/03	1,035,000	1,035,000
Wells Fargo 7.550% Due 06/21/10	1,000,000	1,244,391
Wisconsin Power & Light 7.000% Due 06/15/07	1,000,000	1,129,290

Total Corporate Bonds		37,661,218

TOTAL BONDS (COST $34,710,925)		37,661,218

SHORT-TERM INVESTMENTS - 2.8%
Variable Rate Demand Notes - 2.8%
American Family Financial	58,323	58,323
Wisc. Central Credit Union	4,314,850	4,314,850

Total Variable Rate Demand Notes		4,373,173

TOTAL SHORT-TERM INVESTMENTS (COST $4,373,173)		4,373,173

TOTAL INVESTMENTS - 99.6% (COST $139,892,437)		153,905,621

NET OTHER ASSETS AND LIABILITIES - 0.4%		520,067

NET ASSETS - 100.0%		$154,425,688

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

	Shares or
	Principal	Market
	Amount	Value

BOND FUND
PREFERRED STOCKS - 1.7%
Utilities - 1.7%
Tennessee Valley Authority 6.750% Due 06/01/28	25,000	$658,750

TOTAL PREFERRED STOCKS (COST $638,910)		658,750

BONDS - 95.8%
Corporate Bonds - 89.6%
Adelphia Communications (a) 9.875% Due 03/01/05	1,398,000	768,900
American Home Products 7.900% Due 02/15/05	1,000,000	1,102,155
AOL Time Warner 5.625% Due 05/01/05	1,500,000	1,588,371
Associates Corp. 7.240% Due 08/15/06	1,000,000	1,146,421
Beneficial Corp. 6.850% Due 10/03/07	1,000,000	1,118,256
Boeing 7.100% Due 09/27/05	1,000,000	1,103,984
Charter Communications Cvt. 4.750% Due 06/01/06	2,000,000	1,120,000
CIT Group 6.625% Due 06/15/05	780,000	840,484
Clear Channel 7.250% Due 09/15/03	1,000,000	1,013,484
Computer Associates 6.375% Due 04/15/05	500,000	527,500
Deere & Co. 7.850% Due 05/15/10	500,000	620,158
Dover 6.450% Due 11/15/05	1,000,000	1,110,299
Electronic Data Systems 6.850% Due 10/15/04	500,000	520,000
Emerson Electric 7.875% Due 06/01/05	500,000	559,458
Ford Motor 7.500% Due 06/15/04	1,000,000	1,036,634
FPL Group 6.875% Due 06/01/04	1,000,000	1,051,334
General American Transportation 8.625% Due 12/01/04	1,000,000	1,004,333
Hartford Life 7.100% Due 06/15/07	500,000	568,827
International Lease Finance 5.625% Due 06/01/07	850,000	920,032
Interpublic Group Cvt. 1.870% Due 06/01/06	1,000,000	870,000
Marshall & Ilsley 5.750% Due 09/01/06	1,000,000	1,113,856
Morgan, J. P. 6.700% Due 11/01/07	500,000	576,038
New York Times 6.950% Due 11/18/09	1,000,000	1,197,922
Northern Trust 7.300% Due 09/15/06	1,000,000	1,158,101
Penney, J. C. 7.600% Due 04/01/07	1,000,000	1,020,000
Qwest 13.000% Due 12/15/07	1,031,000	1,139,255
Sears, Roebuck 6.700% Due 11/15/06	1,000,000	1,078,057
Tenet Healthcare 5.375% Due 11/15/06	350,000	346,500
Thermo Electron Cvt. 3.250% Due 11/01/07	1,000,000	948,750
Toys “R” Us 7.625% Due 08/01/11	500,000	525,438
Tribune 6.875% Due 11/01/06	1,000,000	1,134,484
Tyco 5.875% Due 11/01/04	500,000	510,000
Tyco 6.375% Due 06/15/05	1,040,000	1,073,800
US West 7.200% Due 11/01/04	110,000	112,337
US West 6.625% Due 09/15/05	265,000	270,300
Verizon 6.750% Due 12/01/05	250,000	279,728
Wells Fargo 7.125% Due 08/15/06	1,000,000	1,153,797
Wisconsin Electric Power 7.125% Due 03/15/16	1,000,000	1,027,868
Wisconsin Power & Light 7.000% Due 06/15/07	1,000,000	1,129,290

Total Corporate Bonds		34,386,151

United States Government and Agency Issues - 6.2%
Fannie Mae 4.000% Due 10/30/08	1,250,000	1,263,388
Federal Home Loan Banks 3.000% Due 05/22/09	1,100,000	1,103,399

Total United States Government and Agency Issues		2,366,787

TOTAL BONDS (COST $35,122,900)		36,752,938

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2003 (Unaudited)

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 0.6%
Commercial Paper - 0.4%
American Express 1.100% Due 06/02/03	170,000	$170,000

Total Commercial Paper		170,000

Variable Rate Demand Notes - 0.2%
American Family Financial	39,343	39,343
Wisc. Central Credit Union	30,596	30,596

Total Variable Rate Demand Notes		69,939

TOTAL SHORT-TERM INVESTMENTS (COST $239,939)		239,939

TOTAL INVESTMENTS - 98.1% (COST $36,001,749)		37,651,627

NET OTHER ASSETS AND LIABILITIES - 1.9%		731,643

NET ASSETS - 100.0%		$38,383,270

(a) Non-income producing

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Six Month Period Ended May 31, 2003 (Unaudited) (In thousands)

	GROWTH	SELECT	BLUE CHIP	BALANCED	BOND
	FUND	FUND	FUND	FUND	FUND

Investment income
Dividends	$4,078	$184	$75	$981	$11
Interest	4	2	2	1,202	1,181

	4,082	186	77	2,183	1,192

Expenses
Investment advisory fees	2,317	74	36	563	118
Shareholder servicing costs	236	7	9	55	8
Accounting services fees	111	15	15	62	26
Federal & state registration	56	13	10	22	14
Professional fees	32	9	9	16	10
Directors fees	15	1	2	4	1
Other expenses	154	6	3	33	12

Total expenses	2,921	125	84	755	189
Less expenses reimbursable by advisor	—	(29)	(41)	—	(45)
Directed brokerage	(114)	—	—	(5)	—

Net expenses	2,807	96	43	750	144

Net investment income	1,275	90	34	1,433	1,048

Net realized gain (loss) on investments	(22,877)	(1,628)	(196)	(7,091)	150
Net unrealized appreciation on investments	35,661	2,020	659	12,523	2,000

Net gain on investments	12,784	392	463	5,432	2,150

Net increase in net assets resulting from operations	$14,059	$482	$497	$6,865	$3,198

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		SELECT		BLUE CHIP
	FUND		FUND		FUND

	Six Month		Six Month		Six Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended
	May 31, 2003	Nov. 30,	May 31, 2003	Nov. 30,	May 31, 2003	Nov. 30,
	(Unaudited)	2002	(Unaudited)	2002	(Unaudited)	2002*

Operations
Net investment income	$1,275	$3,107	$90	$101	$34	$15
Net realized gain (loss) on investments	(22,877)	(12,241)	(1,628)	(2,261)	(196)	(31)
Net unrealized appreciation (depreciation) on investments	35,661	(69,028)	2,020	(843)	659	334

Net increase (decrease) in net assets resulting from operations	14,059	(78,162)	482	(3,003)	497	318

Distributions to Shareholders
Distributions from net investment income	(3,646)	(152)	(112)	—	(20)	—
Distributions from net realized gains on securities transactions	(1,634)	(25,031)	—	—	—	—

Total distributions to shareholders	(5,280)	(25,183)	(112)	—	(20)	—

Fund Share Transactions	54,993	357,241	(3,581)	20,818	2,331	5,807

Total Increase (Decrease) in Net Assets	63,772	253,896	(3,211)	17,815	2,808	6,125
Net Assets
Beginning of period	520,645	266,749	17,815	—	6,125	—

End of period	$584,417	$520,645	$14,604	$17,815	$8,933	$6,125

Accumulated undistributed net investment income included in net assets at end of period	$736	$3,107	$79	$101	$29	$15

[Additional columns below]

[Continued from above table, first column(s) repeated]

	BALANCED		BOND
	FUND		FUND

	Six Month		Six Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2003	Nov. 30,	May 31, 2003	Nov. 30,
	(Unaudited)	2002	(Unaudited)	2002

Operations
Net investment income	$1,433	$2,159	$1,048	$1,945
Net realized gain (loss) on investments	(7,091)	(1,790)	150	(866)
Net unrealized appreciation (depreciation) on investments	12,523	(6,464)	2,000	(1,224)

Net increase (decrease) in net assets resulting from operations	6,865	(6,095)	3,198	(145)

Distributions to Shareholders
Distributions from net investment income	(2,165)	(1,176)	(1,000)	(1,789)
Distributions from net realized gains on securities transactions	—	(5,971)	—	—

Total distributions to shareholders	(2,165)	(7,147)	(1,000)	(1,789)

Fund Share Transactions	11,699	67,472	1,448	8,621

Total Increase (Decrease) in Net Assets	16,399	54,230	3,646	6,687
Net Assets
Beginning of period	138,027	83,797	34,737	28,050

End of period	$154,426	$138,027	$38,383	$34,737

Accumulated undistributed net investment income included in net assets at end of period	$1,427	$2,159	$542	$494

* For the period August 1, 2002 (inception) through November 30, 2002.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

May 31, 2003 (Unaudited)

NOTE 1 - ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb Select Fund (the “Select Fund”), Thompson Plumb Blue Chip Fund (the “Blue Chip Fund”), Thompson Plumb Balanced Fund (the “Balanced Fund”), and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. Thompson, Plumb & Associates, Inc. (the “Advisor”) serves as investment advisor to the Funds.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds’ Board of Directors. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund’s policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor’s (that is, A-1, A-2 or AAA, AA) or Moody’s Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund will be allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund, Blue Chip Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds’ fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund’s fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund’s fiscal year-end. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2003 (Unaudited)

FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have a directed brokerage arrangement with Fidelity Capital Markets. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the six month period ended May 31, 2003, the Growth Fund and the Balanced Fund expenses were reduced by $113,741 and $5,350, respectively, by utilizing these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Growth Fund and Balanced Fund for the six month period ended May 31, 2003 of 0.05% and 0.01%, respectively. In accordance with the Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in each of the Statements of Operations.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. to be used for temporary liquidity needs, primarily for financing redemption payments. Each of the individual Funds borrowing under the LOC are limited to either the lessor of 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board. At May 31, 2003, limits established by the Board are: Growth Fund - $20,000,000, Select Fund - $500,000, Blue Chip Fund - $200,000, Balanced Fund - $5,000,000 and Bond Fund - $1,000,000. As of May 31, 2003, there were no borrowings by the Funds outstanding under the LOC.

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an Advisory Agreement with the Advisor for management of each Fund’s portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (ii) for the Select Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iii) for the Blue Chip Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iv) for the Balanced Fund, 0.85% of average daily net assets up to $50 million and 0.80% of average daily net assets in excess of $50 million; (v) for the Bond Fund, 0.65% of average daily net assets up to $50 million and 0.60% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. As of June 1, 2001, the calculations of daily net asset value were subcontracted to U.S. Bancorp Fund Services resulting in fees paid by the Advisor in the amounts of $35,437, $15,000, $15,000, $19,440 and $15,000 for the Growth Fund, Select Fund, Blue Chip Fund, Balanced Fund and Bond Fund, respectively for the six month period ended May 31, 2003.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2004 so that the operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2003 (Unaudited)

NOTE 4 - FUND SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Six Month Period
	Ended May 31, 2003		Year Ended
	(Unaudited)		November 30, 2002

(In thousands)	Shares	Dollars	Shares	Dollars

Growth Fund
Shares sold	4,367	$154,713	12,962	$539,675
Shares issued in reinvestment of dividends	97	3,459	3	146
Shares issued in reinvestment of realized gains	44	1,588	574	24,129
Shares redeemed	(3,096)	(104,767)	(5,524)	(206,709)

Net increase	1,412	$54,993	8,015	$357,241

	Six Month Period
	Ended May 31, 2003		Year Ended
	(Unaudited)		November 30, 2002

	Shares	Dollars	Shares	Dollars

Select Fund
Shares sold	245	$2,038	2,391	$24,026
Shares issued in reinvestment of dividends	12	101	—	—
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(707)	(5,720)	(379)	(3,208)

Net increase (decrease)	(450)	$(3,581)	2,012	$20,818

	Six Month Period
	Ended May 31, 2003		Period Ended
	(Unaudited)		November 30, 2002*

	Shares	Dollars	Shares	Dollars

Blue Chip Fund
Shares sold	286	$2,765	602	$5,927
Shares issued in reinvestment of dividends	1	10	—	—
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(46)	(444)	(13)	(120)

Net increase	241	$2,331	589	$5,807

	Six Month Period
	Ended May 31, 2003		Year Ended
	(Unaudited)		November 30, 2002

	Shares	Dollars	Shares	Dollars

Balanced Fund
Shares sold	1,423	$22,078	5,392	$90,916
Shares issued in reinvestment of dividends	124	1,945	68	1,143
Shares issued in reinvestment of realized gains	—	—	348	5,852
Shares redeemed	(792)	(12,324)	(1,870)	(30,439)

Net increase	755	$11,699	3,938	$67,472

	Six Month Period
	Ended May 31, 2003		Year Ended
	(Unaudited)		November 30, 2002

	Shares	Dollars	Shares	Dollars

Bond Fund
Shares sold	430	$4,406	1,580	$16,341
Shares issued in reinvestment of dividends	77	768	139	1,419
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(363)	(3,726)	(901)	(9,139)

Net increase	144	$1,448	818	$8,621

* For the period August 1, 2002 (inception) through November 30, 2002.

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2003 (Unaudited)

NOTE 5 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the six month period ended May 31, 2003 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales

Growth Fund	$137,253,919	$86,343,152	$—	$—
Select Fund	$2,893,559	$6,635,584	$—	$—
Blue Chip Fund	$3,151,955	$842,193	$—	$—
Balanced Fund	$38,463,159	$28,416,290	$—	$—
Bond Fund	$4,895,800	$6,123,340	$3,234,255	$247,648

NOTE 6 - INCOME TAX INFORMATION

At May 31, 2003, the investment cost and aggregate unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

				Net unrealized
	Federal	Unrealized	Unrealized	appreciation
	tax cost	appreciation	depreciation	(depreciation)

Growth Fund	$609,143,495	$38,582,742	$(61,201,380)	$(22,618,638)
Select Fund	$14,267,059	$1,744,233	$(606,183)	$1,138,050
Blue Chip Fund	$7,937,223	$1,049,254	$(61,636)	$987,618
Balanced Fund	$140,724,282	$15,377,149	$(2,195,810)	$13,181,339
Bond Fund	$36,001,749	$2,431,284	$(781,406)	$1,649,878

Capital loss carryforwards (expiring in varying amounts through 2010) as of November 30, 2002 and tax basis post-October losses as of November 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

	Net capital
	loss	Post-October
	carryforward	losses

Growth Fund	$—	$8,195,913
Select Fund	$881,628	$1,339,664
Blue Chip Fund	$24,934	$—
Balanced Fund	$823,967	$149,610
Bond Fund	$1,124,202	$—

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	(Unaudited)
	Six Month		Year Ended November 30,
	Period Ended
	May 31, 2003		2002	2001	2000	1999	1998

GROWTH FUND
Net Asset Value, Beginning of Period	$37.85		$46.45	$47.75	$41.00	$40.85	$39.36
Income from Investment Operations
Net investment income (loss)	0.07		0.22	0.03	(0.04)	(0.13)	(0.07)
Net realized and unrealized gains (losses) on investments	0.97		(4.77)	8.02	8.35	3.78	4.92

Total from Investment Operations	1.04		(4.55)	8.05	8.31	3.65	4.85
Less Distributions
Distributions from net investment income	(0.25)		(0.02)	—	—	—	—
Distributions from net realized gains	(0.11)		(4.03)	(9.35)	(1.56)	(3.50)	(3.36)

Total Distributions	(0.36)		(4.05)	(9.35)	(1.56)	(3.50)	(3.36)
Net Asset Value, End of Period	$38.53		$37.85	$46.45	$47.75	$41.00	$40.85

Total Return	2.82	%(a)	(10.65%)	20.73%	21.14%	10.06%	13.74%
Ratios/Supplemental Data
Net assets, end of period (millions)	$584.4		$520.6	$266.7	$78.9	$77.9	$68.5
Ratios to average net assets:
Ratio of expenses	1.09	%(b)	1.11%	1.20%	1.29%	1.32%	1.41%
Ratio of expenses without reimbursement†	1.14	%(b)	1.15%	1.20%	1.36%	1.36%	1.41%
Ratio of net investment income (loss)	0.50	%(b)	0.68%	0.11%	(0.09%)	(0.34%)	(0.19%)
Ratio of net investment income (loss) without reimbursement†	0.45	%(b)	0.65%	0.11%	(0.16%)	(0.37%)	(0.19%)
Portfolio turnover rate	16.82	%(a)	74.07%	62.96%	64.10%	79.17%	67.13%

†Includes before advisor reimbursement and directed brokerage.

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	(Unaudited)
	Six Month
	Period Ended		Year Ended
	May 31, 2003		November 30, 2002

SELECT FUND
Net Asset Value, Beginning of Period	$8.85		$10.00
Income from Investment Operations
Net investment income	0.06		0.05
Net realized and unrealized gains (losses) on investments	0.50		(1.20)

Total from Investment Operations	0.56		(1.15)
Less Distributions
Distributions from net investment income	(0.06)		—
Distributions from net realized gains	—		—

Total Distributions	(0.06)		—
Net Asset Value, End of Period	$9.35		$8.85

Total Return	6.35	%(a)	(11.50%)
Ratios/Supplemental Data
Net assets, end of period (millions)	$14.6		$17.8
Ratios to average net assets:
Ratio of expenses	1.29	%(b)	1.30%
Ratio of expenses without reimbursement	1.68	%(b)	1.74%
Ratio of net investment income	1.21	%(b)	0.69%
Ratio of net investment income without reimbursement	0.82	%(b)	0.24%
Portfolio turnover rate	19.86	%(a)	66.24%

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	(Unaudited)
	Six Month		August 1, 2002
	Period Ended		(inception) through
	May 31, 2003		November 30, 2002

BLUE CHIP FUND
Net Asset Value, Beginning of Period	$10.40		$10.00
Income from Investment Operations
Net investment income	0.03		0.03
Net realized and unrealized gains on investments	0.36		0.37

Total from Investment Operations	0.39		0.40
Less Distributions
Distributions from net investment income	(0.03)		—
Distributions from net realized gains	—		—

Total Distributions	(0.03)		—
Net Asset Value, End of Period	$10.76		$10.40

Total Return	3.81	%(a)	4.00	%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)	$8.9		$6.1
Ratios to average net assets:
Ratio of expenses	1.19	%(b)	1.20	%(b)
Ratio of expenses without reimbursement	2.32	%(b)	3.36	%(b)
Ratio of net investment income	0.94	%(b)	1.02	%(b)
Ratio of net investment loss without reimbursement	(0.20	%)(b)	(1.20	%)(b)
Portfolio turnover rate	12.29	%(a)	5.98	%(a)

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	(Unaudited)
	Six Month		Year Ended November 30,
	Period Ended
	May 31, 2003		2002	2001	2000	1999	1998

BALANCED FUND
Net Asset Value, Beginning of Period	$16.37		$18.66	$19.21	$18.54	$18.16	$18.16
Income from Investment Operations
Net investment income	0.16		0.26	0.26	0.27	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.54		(0.98)	1.54	1.95	1.44	1.65

Total from Investment Operations	0.70		(0.72)	1.80	2.22	1.65	1.84
Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.27)	(0.21)	(0.19)	(0.13)
Distributions from net realized gains	—		(1.31)	(2.08)	(1.34)	(1.08)	(1.71)

Total Distributions	(0.26)		(1.57)	(2.35)	(1.55)	(1.27)	(1.84)
Net Asset Value, End of Period	$16.81		$16.37	$18.66	$19.21	$18.54	$18.16

Total Return	4.36	%(a)	(4.07%)	10.75%	12.99%	9.79%	11.63%
Ratios/Supplemental Data
Net assets, end of period (millions)	$154.4		$138.0	$83.8	$60.1	$56.3	$47.3
Ratios to average net assets:
Ratio of expenses	1.08	%(b)	1.10%	1.15%	1.22%	1.25%	1.30%
Ratio of expenses without reimbursement†	1.09	%(b)	1.11%	1.17%	1.22%	1.25%	1.30%
Ratio of net investment income	2.06	%(b)	1.91%	1.73%	1.42%	1.24%	1.16%
Ratio of net investment income without reimbursement†	2.05	%(b)	1.91%	1.71%	1.42%	1.24%	1.16%
Portfolio turnover rate	21.24	%(a)	79.24%	58.23%	77.94%	66.64%	83.07%

†Includes before advisor reimbursement and directed brokerage.

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

       The following table presents information relating to a share of capital stock outstanding for the entire period.

	(Unaudited)
	Six Month		Year Ended November 30,
	Period Ended
	May 31, 2003		2002	2001	2000	1999	1998

BOND FUND
Net Asset Value, Beginning of Period	$10.09		$10.69	$9.99	$10.18	$10.93	$10.54
Income from Investment Operations
Net investment income	0.30		0.59	0.56	0.60	0.59	0.56
Net realized and unrealized gains (losses) on investments	0.60		(0.61)	0.72	(0.11)	(0.76)	0.39

Total from Investment Operations	0.90		(0.02)	1.28	0.49	(0.17)	0.95
Less Distributions
Distributions from net investment income	(0.29)		(0.58)	(0.58)	(0.60)	(0.58)	(0.56)
Distributions from net realized gains	—		—	—	(0.08)	—	—

Total Distributions	(0.29)		(0.58)	(0.58)	(0.68)	(0.58)	(0.56)
Net Asset Value, End of Period	$10.70		$10.09	$10.69	$9.99	$10.18	$10.93

Total Return	9.10	%(a)	(0.16%)	13.20%	5.08%	(1.63%)	9.34%
Ratios/Supplemental Data
Net assets, end of period (millions)	$38.4		$34.7	$28.1	$21.2	$26.0	$32.7
Ratios to average net assets:
Ratio of expenses	0.80	%(b)	0.87%	0.94%	0.94%	0.97%	1.04%
Ratio of expenses without reimbursement	1.05	%(b)	1.08%	1.13%	1.16%	1.11%	1.08%
Ratio of net investment income	5.77	%(b)	5.94%	5.52%	5.97%	5.41%	5.30%
Ratio of net investment income without reimbursement	5.52	%(b)	5.73%	5.33%	5.75%	5.27%	5.26%
Portfolio turnover rate	18.64	%(a)	20.09%	7.26%	15.99%	40.67%	35.09%

(a)  Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

DIRECTORS OF THE FUNDS
Mary Ann Deibele
John W. Feldt
Donald A. Nichols
Thomas G. Plumb, CFA: Vice President
Thompson, Plumb & Associates, Inc.
John W. Thompson, CFA: President
Thompson, Plumb & Associates, Inc.

OFFICERS OF THE FUNDS
John W. Thompson, CFA
Chairman & Secretary

Thomas G. Plumb, CFA
President & Treasurer

John C. Thompson, CFA
Vice President

David B. Duchow, CFA
Vice President

Timothy R. O’Brien, CFA
Vice President

Clint A. Oppermann, CFA
Vice President

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Thompson, Plumb & Associates, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics

     Not applicable for filing of Semi-Annual Report to Shareholders.

Item 3. Audit Committee Financial Expert

     Not applicable for filing of Semi-Annual Report to Shareholders.

Item 4. Principal Accountant Fees and Services

     Not applicable for filing of Semi-Annual Report to Shareholders.

Items 5-6. [RESERVED]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. [RESERVED]

Item 9. Controls and Procedures

     (a)     Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the time period specified in the SEC’s rules and forms.

     (b)     Change in Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

2

Item 10. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

10(a)(2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 28th day of July, 2003.

THOMPSON PLUMB FUNDS, INC.

By:
/s/ John W. Thompson John W. Thompson, Chairman

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this     day of July, 2003.

By:
/s/ John W. Thompson John W. Thompson, Chairman
(Principal Executive Officer)

By:
/s/ Thomas G. Plumb Thomas G. Plumb, President and
Treasurer (Principal Financial
Officer)

3